REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (the "Agreement") is entered into as of the 2nd day of September, 1997, by and between MRS. FIELDS' HOLDING COMPANY, INC., a Delaware corporation ("Fields"), and MARTIN E. LISIEWSKI, an individual with his principal residence in the State of Pennsylvania (a "Shareholder").

     1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

      "Commission" shall mean the U.S. Securities and Exchange Commission.

                  "Company" shall mean Fields, Mrs. Fields' Original Cookies, Inc. ("MFOC"), and any subsidiaries of either of them, or any parent entity of them that may be formed; provided, that "Company" shall not include Capricorn Investors II, L.P., or any parent entity thereof. In the event that a Company other than Fields, determines to register Shares, then Fields shall cause such Company to comply with the provisions of this Agreement, and shall be the "Company" for purposes hereof.

                  "Exchange" means the exchange of Pretzel Time, Inc. shares owned by the Shareholder (or his Permitted Assignees as defined in the Shareholders Agreement), for Shares (as defined below), as more fully described in the Exchange Agreement.

                  "Exchange   Agreement"   shall  mean  that  certain   Exchange
         Agreement between the Parties of even date herewith.

                  "Holder" shall mean the Shareholder (and his Permitted Transferees as defined in the Shareholders Agreement) or any other party to or assignee under this Agreement who holds any Registrable Securities.

                  The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (as defined below), including the declaration or ordering of the effectiveness of such registration statement.

 "Registrable Securities" means Shares which may be registered pursuant to this Agreement.

                  "Registration Expenses" shall mean all expenses incurred by the Company in connection with a registration hereunder, including, without limitation, all registration and filing fees, printing expenses, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration, and the fees and disbursements of counsel for the Company.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder.

                  "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Shares and all fees and disbursements of counsel for any Holder in connection with the sale of the Shares.

                  "Shares" means shares of the Company's common stock that are acquired from the Company by a Holder, including pursuant to the Exchange, and common stock issued in respect of such shares of common stock as a result of any stock split, stock dividend, recapitalization, or similar event.

                  "Shareholders Agreement" shall mean that certain Shareholders Agreement among the Shareholder, Fields, and Pretzel Time, Inc., of even date herewith.

         2.       "Piggy-Back" Registration.

                  (a) If the Company shall determine at any time to register any of its common stock or securities which are convertible into or exercisable for common stock (other than a registration relating solely to employee benefit plans, a registration relating solely to an SEC Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), the Company will: (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws, and for purposes of the Shareholder shall be sent concurrently with the Offering Notice described in the Exchange Agreement), and (ii) use its best efforts to cause to be included in such registration and in any underwriting involved therein all the Registrable Securities specified in a written request or requests made by the Holder within 20 days after receipt of such written notice from the Company (or, in the case of the Shareholder, at the time of the Exchange as defined in the Exchange Agreement); provided, however, that the number of Registrable Securities so registered may be limited by the underwriter's cut-back provision set forth in the following Section 2(c). Notice shall not be required from the Shareholder and his Permitted Transferees (as defined in the Shareholders Agreement).

                  (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to Section 2(a). In such event, the right of the Holder to registration pursuant to Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

                  (c) Any Holder proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter(s) selected for underwriting by the Company. Notwithstanding any other provision of this Section 2, the Company shall not be required to include in the registration the securities of any Holder unless the Holder accepts and agrees to the terms proposed by the underwriters selected by the Company, and then only in such quantity as will not, in the opinion of the underwriters and based on marketing factors identified by such underwriters, jeopardize the success of the offering by the Company. If the total number of
         Registrable Securities which the Holder(s) request to be included in any offering exceeds the number of shares which the underwriters reasonably believe is compatible with the success of the offering, the Company shall only be required to include in the offering so many of the shares as the underwriters believe will not jeopardize the success of the offering. In such event, the priorities for inclusion of shares in the Offering shall be as follows: (i) the Shares of the entity actually undertaking the registration with respect to its own shares;
         (ii) next, the Registrable Securities of the Shareholder and any Permitted Transferee of the Shareholder (as defined in the Shareholders Agreement), pro rata among the Shareholder and his Permitted Transferees; (iii) next, the other Holders (including any parent of the Company) in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement.

         3.  Obligations  of  the  Company.   If  there  is  a  registration  of
Registrable Securities, the Company shall do the following as expeditiously as possible:

                  (a) the Company shall prepare and file with the Commission such amendments and supplements to such registration statements and the prospectus used in connection therewith to comply with the requirements of the Securities Act;

                  (b) the Company shall furnish to the Holder(s) such number of copies of a prospectus (including a preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Holder(s) may reasonably request in order to facilitate the disposition of the Registrable Securities to be sold under the registration statement; and

                  (c) the Company shall use its best efforts to register and qualify the securities covered by such registration statements under the securities laws of such states of the United States as shall be reasonably appropriate for the distribution of the securities covered by such registration statement.

         4. Information by Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holder(s) of Registrable Securities included in any registration shall cooperate with the Company and any underwriters to effect such registration(s), including providing to the Company any consents and furnishing to the Company such information regarding such Holder(s) and the distribution proposed by such Holder(s) as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Agreement.

         5. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification, or compliance pursuant to
Section 2 of this Agreement shall be borne by the Company, and all Selling Expenses shall be borne pro rata by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered.

         6. No Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration under this Agreement as a result of any controversy that might arise with respect to the interpretation or implementation hereof.

          7. Indemnification. In the event that the Registrable Securities of a Holder are included in a registration statement filed under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify each such Holder, each of its officers, directors and partners, and each person controlling such Holder, with respect to which registration or qualification of Registrable Securities of such Holder has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case for amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the reasonable consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder.

                  (b) To the extent permitted by law, each such Holder will, if Registerable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other Holder, each of such other Holder's officers, directors, and partners, and each person controlling such other Holder, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other Holders, such directors, officers, partners, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder, provided that the Holder will not be liable in any case for amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the reasonable consent of the Holder (which consent shall not be unreasonably withheld), and provided further, that the liability of any Holder hereunder shall be limited to the net proceeds to such Holder from the Shares of such Holder that were sold in such offering.

                  (c) Each party entitled to indemnification  under this Section
         (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein, if substantially prejudicial to the ability of the Indemnifying Party to defend against such claim or any litigation resulting therefrom, shall relieve such Indemnifying Party of any obligations under this Agreement to the extent such Indemnifying Party is damaged solely as a result of such failure to give notice, but such failure shall not relieve such Indemnifying Party of any of its obligations otherwise than under this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (d) In order to provide for just and equitable contribution to joint  liability  under the  Securities Act in any case in which either
         (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required by order or judgment or decree of the Commission, or any court of competent jurisdiction on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of such Holder's stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however,that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such  stock  offered  by such  Holder  pursuant  to  such  registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         8. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of any outstanding Shares to the public without registration, the Company agrees after any registration to use its best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

                  (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, as long as it is subject to such reporting requirements; and

                  (c) so long as a Holder holds any Shares, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

         9. "Market Stand-Off" Agreement. Holder agrees, if requested by the Company or an underwriter of common stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any common stock (or other securities) of the Company held by the Holder (other than those included in the registration) during the 90-day period (or longer period if required by the underwriter(s); provided that the stand off period shall be no longer than the period required of the Company or its parent) following the effective date of a registration statement of the Company filed under the Securities Act.

         10. Termination of Registration Rights. The obligations of the Company to register the Registrable Securities pursuant to this Agreement shall terminate ten (10) years from the date hereof.

         11. Modifications and Waivers. This Agreement may not be amended or modified, nor may the rights of any party hereunder be waived, except by a written document that is executed by the Company and all Holders at the time of the amendment, provided that a Holder may be added by the Company alone. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof, nor shall any waiver constitute a continuing waiver.

         12. Successors. This Agreement is and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, neither the Company nor any of the Shareholders shall assign this Agreement to any third party, except that Fields may assign this Agreement to MFOC, provided that Fields shall not be relieved of its duties under this Agreement in the event of an assignment thereof.

         13. Amendment of Registration. If, after a registration statement becomes effective, the Company advises the holders of the Registrable Securities that the Company considers it appropriate for the registration statement to be amended, the holders of such shares shall suspend any further sales of their Registrable Securities until the Company advises them that the registration statement has been amended.

         14. Notices. Any notice, request, consent, or other communication hereunder shall be in writing and shall be sent by one of the following means:
(i) mailed by registered  or certified  first class air mail,  postage  prepaid;
(ii) by facsimile transmission; (iii) by reputable overnight courier; or (iv) by personal delivery, and shall be properly addressed to the parties at their last known addresses.

         15. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto in relation to the subject matter hereof. Any prior written or oral negotiations, correspondence, or understandings relating to the subject matter hereof shall be superseded by this Agreement and shall have no force or effect.

         16. Severability. If any provision which is not essential to the effectuation of the basic purpose of this Agreement is determined by a court of competent jurisdiction to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of the remaining provisions of this Agreement.

         17. Submission to Jurisdiction. Each of the parties submits to the jurisdiction of any state or federal court sitting in Salt Lake City, Utah, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto. Each party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

         18. Arbitration. All disputes hereunder shall be resolved by binding arbitration in Salt Lake City, Utah conducted in accordance with the terms of this arbitration clause. Arbitrations conducted pursuant to this Agreement, including selection of arbitrators, shall be administered by the American Arbitration Association (the "Administrator") pursuant to the Commercial
Arbitration rules of the Administrator. Judgment upon any award rendered hereunder may be entered in any court having jurisdiction. Any party who fails to submit to binding arbitration following a lawful demand by the opposing party shall bear all costs and expenses, including reasonable attorney's fees, incurred by the opposing party in compelling arbitration of any dispute hereunder.

         19. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

         20. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Utah (applicable to contracts to be performed wholly within the State).

         21. Bound By Agreement. Each party shall be bound by and shall be entitled to the benefits of the Agreement at the time each such party executes the Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

COMPANY SHAREHOLDER


MRS. FIELDS' HOLDING COMPANY, INC.



By:/s/Michael R. Ward              by:/s/Martin E. Lisiewski
MICHAEL R. WARD                    MARTIN E. LISIEWSKI
VICE PRESIDENT